Exhibit 10.9.2

FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

This Fifth Amendment to Loan and Security Agreement (this “Amendment”) is made as of May 15, 2015, between UNIQUE FABRICATING NA, INC. (formerly known as Unique Fabricating Incorporated) a Delaware corporation (the “Borrower”), and CITIZENS BANK, NATIONAL ASSOCIATION (formerly known as RBS CITIZENS, N.A.), a national banking association (the “Bank”).

PRELIMINARY STATEMENT

WHEREAS, Borrower and Bank entered into a Loan and Security Agreement dated March 18, 2013 as amended by a certain First Amendment to Credit Agreement dated June 19, 2013, a Second Amendment to Loan and Security Agreement dated December 18, 2013, a Third Amendment to Loan and Security Agreement dated February 6, 2014 and a Fourth Amendment to Loan and Security Agreement dated October 22, 2014 (collectively, the “Agreement”), providing terms and conditions governing Borrower’s obligation with respect to the Obligations (as defined therein) including, without limitation, the Revolving Loans and Term Loan (each as defined therein);

Borrower has requested an amendment to the Agreement and Borrower and Bank have agreed to amend the terms of the Agreement as provided in this Amendment.

AGREEMENT

Accordingly, Borrower and Bank agree as follows:

1.            Defined Terms. In this amendment, capitalized terms used without separate definition shall have the meanings give them in the agreement.

2.            Amendments.

2.1           Amended and Restated Definitions. The following defined terms appearing in Section 1 of the Agreement are hereby amended and restated in their entirety as follows:

“Project Completion Date” means August 31, 2015.

“Partial IPO” means a partial initial public offering undertaken by the Borrower and closed on or before August 31, 2015, pursuant to which no more than 25% of the equity of Borrower is sold.

2.2         Mortgage Loan Facility. Section 2A(a) of the Agreement is hereby restated in its entirety to read as follows:

2A.         Mortgage Loan.

(a)          Commitment. Subject to the terms and conditions set forth herein and provided no Default or Event of Default exists, the Bank agrees to lend to Borrower after Project Completion and on or before the Project Completion Date, an amount equal to the Mortgage Loan Maximum Amount, for the sole purpose of refinancing the Project (“Mortgage Loan”). The Mortgage Loan will be evidenced by the Mortgage Note.

2.3         Use of Proceeds. Section 6.11 of the Agreement is hereby amended and restated in its entirety as follows:

6.11         Use of Proceeds. The proceeds of the Loans will be used: (i) in the case of the Term Loan, first to refinance (by replacement and renewal evidence) the “Term Loan” outstanding under the Agreement prior to the Second Amendment Effective Date and second, to provide a portion of the purchase price related to the PrescoTech Acquisition not greater than the PrescoTech Acquisition Advance; (ii) in the case of the Revolving Loans, (1) to provide a portion of the purchase price related to the Chardan Acquisition not greater than the Chardan Acquisition Advance, (2) to finance the Improvements, (3) for working capital and general corporate purposes of Borrower and its Subsidiaries (including the funding of dividends and distributions permitted pursuant to Section 7.5 hereof), (4) to the extent that proceeds of the Partial IPO are applied to reduce the outstanding principal of the Revolving Loans, in a single advance on or before August 31, 2015, not to exceed the amount of such reduction, for the purpose of repaying Debenture Creditors,. and (iii) in the case of the Mortgage Loan, to reduce the principal balance of the Revolving Loan. No proceeds shall be used for personal, family or household purposes or for the purpose of purchasing or carrying margin stock or margin securities within the meaning of Regulations U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Parts 221 and 224.

2.4         Limitation on Indebtedness. Section 7.2 of the Agreement is hereby amended by adding thereto, at the end of such Section, the following clause (ix):

(ix) the obligation of Borrower under a guarantee (if any) of the obligations of Unique Mexico under a Lease Agreement with Unique Mexico as “tenant” with respect to a Quererto, Mexico leasehold, provided that the rental payments under such lease do not exceed $20,000 monthly and (ii) the term of such lease does not exceed 5 years from the date of execution.

3.           Representations and Warranties. Borrower represents, warrants, and agrees that:

(a)          Except as expressly modified in this Amendment, the representations, warranties, and covenants set forth in the Agreement and in each other Loan Document remain true and correct, continue to be satisfied in all respects, and are legal, valid and binding obligations with the same force and effect as if entirely restated in this Amendment.

(b)          When executed, this Amendment will be a duly authorized, legal, valid, and binding obligation of Borrower enforceable in accordance with its terms and Borrower reaffirms that all resolutions, articles of incorporation and bylaws previously delivered to Bank remain in full force and effect and may continue to be relied upon by Bank. The Agreement, as amended by this Amendment, is ratified and confirmed and shall remain in full force and effect.

(c)          There is no Default or Event of Default existing and continuing under the Agreement.

2

4.           Conditions. This Amendment will not be effective until satisfaction of the following conditions precedent:

4.1           Execution of Amendment Documents. Bank shall have received (i) an executed copy of this Amendment and an executed copy of the Acknowledgement and Consent of the Guarantors in the form of Exhibit A attached hereto, or (ii) all other certificates, agreements and documents described on the closing checklist attached hereto as Exhibit B.

4.2           Fees and Expenses. Borrower shall have reimbursed Bank for all of Bank’s fees and expenses, including attorneys’ fees and expenses, incurred by Bank in connection with this Amendment.

5.           No Other Changes. Except as specifically provided in this Amendment, this Amendment does not amend, modify or constitute a waiver or forgiveness of any provision of the Agreement or Loan Documents and shall not impair the rights, remedies, and security given in and by the Loan Documents.

6.           Successors and Assigns. This Amendment shall inure to the benefit of and be binding upon the parties and their respective successors and assigns.

7.           Other Modification. This Amendment may be altered or modified only by written instrument duly executed by Borrower and Bank. In executing this Amendment, Borrower is not relying on any promise or commitment of Bank that is not in writing signed by Bank.

8.           Governing Law. The parties agree that the terms and provisions of this Amendment shall be governed by and construed in accordance with the internal laws of the State of Michigan, without regard to principles of conflicts of law.

9.           Ratification. Except for the modifications under this Agreement, the parties ratify and confirm the Agreement and the other Loan Documents and agree that they remain in full force and effect.

10.         Confirmation of Borrower Charter Documents. Borrower confirms and certifies to the Bank that the copy of the Certificate of Incorporation and Bylaws of the Borrower originally delivered in conjunction with the execution and delivery of the Agreement (i) were true, complete and accurate copies of such documents; (ii) remain in full force and effect; (iii) have not been amended, repealed or rescinded in any respect; and (iv) may continue to be relied upon by Bank until and unless written notice to the contrary is delivered to Bank.

This Fifth Amendment to Loan and Security Agreement is executed and delivered as of the date first entered above.

UNIQUE FABRICATING NA, INC.
a Delaware Corporation

By:	/s/John Weinhardt
John Weinhardt
Title:	President/CEO

3

CITIZENS BANK, NATIONAL ASSOCIATION,
a national banking association .

By:	/s/Michael Farley
Michael Farley
Title:	Vice President

4

UNIQUE-CHARDAN, INC.,
a Delaware Corporation .

By:	/s/John Weinhardt
John Weinhardt
Title:	President

5

EXHIBIT A

ACKNOWLEDGEMENT AND CONSENT OF GUARANTOR

The undersigned have guaranteed the payment and performance of all the obligations of UNIQUE FABRICATING NA, INC.(formerly known as Unique Fabricating Incorporated), as Borrower from RBS CITIZENS, N.A. (“Bank”), pursuant to Guaranty Agreements dated March 18, 2013. The undersigned each hereby (a) acknowledge and consent to the execution, delivery and performance of that certain Fifth Amendment to Loan and Security Agreement between Borrower and Bank as of even date herewith and (b) agree and confirm that that their respective guaranties remain in full force and effect.

IN WITNESS WHEREOF, the undersigned have executed and delivered this Acknowledgement and Consent as of May 15, 2015.

GUARANTORS:

UNIQUE FABRICATING NA, INC.
a Delaware Corporation

By:	/s/John Weinhardt
John Weinhardt
Title:	President/CEO

UNIQUE FABRICATING REALTY, LLC
a Michican limited liability company
By:	Unique Fabricating Incorporated
Its:	Sole Member

By:	/s/John Weinhardt
John Weinhardt
Title:	President/CEO

UNIQUE-PRESCOTECH INC.
a Delaware Corporation

By:	/s/John Weinhardt
John Weinhardt
Title:	President

UNIQUE FABRICATING, INC. (formerly known as UFI ACQUISITION, INC.)
a Delaware Corporation

By:	/s/Richard L. Baum, Jr.
Richard L. Baum, Jr.
Title:	President

6

EXHIBIT B

FIFTH AMENDMENT

TO
UNIQUE FABRICATING NA, INC.
LOAN AND SECURITY AGREEMENT WITH
CITIZENS BANK, NATIONAL ASSOCIATION

May___, 2015

Authority Documentation

1.          Unique Fabricating NA, Inc.(formerly Unique Fabricating Incorporated) (“Borrower”) Recertification of Authority Documents

2.          Unique Fabricating South, Inc. (“South”) Recertification of Authority Documents

3.          Unique Fabricating Realty, LLC (“Realty”) Recertification of Authority Documents

4.          Unique Fabricating, Inc. (formerly UFI Acquisition, Inc). (“Acquisition Co.”) Recertification of Authority Documents

5.          Unique-Prescotech, Inc. (“Unique-Presco”) Recertification of Authority Documents

6.          Unique-Chardan, Inc. (“Unique-Chardan”) Recertification of Authority Documents

Loan Documentation

7.          Fifth Amendment to Loan and Security Agreement

8.          Acknowledgment and Consent re Subordination Agreement (Chardan, Corp.)

9.          Copy of Unique Mexico Lease and Related Guarantee